Derivative financial instrument liabilities (Tables)	3 Months Ended
Nov. 30, 2023
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	November 30, 2023	August 31, 2023
Derivative warrant liabilities	$3,345	$3,544
Total derivative financial instrument liabilities	$3,345	$3,544

Schedule of derivative warrant liabilities

Amount
As at August 31, 2023	$3,544
Change in fair value	(199)
As at November 30, 2023	$3,345

Schedule of assumptions fair value of derivative warrant liabilities

	November 30, 2023	August 31, 2023
Share price	$0.40	$0.39
Risk-free interest rate	4.42% - 4.63%	4.43% - 4.66%
Dividend yield	0%	0%
Expected volatility	51%	52%
Remaining term (in years)	2.2 – 3.2	2.5 – 3.4

Schedule of net loss and net assets

	November 30, 2023
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(814)	$786